Exhibit 10.24

EMPLOYMENT AGREEMENT


	This Agreement, effective the 18th day of August, 1998 (the "Effective Date"), by and between IBP, inc., a Delaware corporation (hereinafter referred to as "Employer"), and Larry Shipley (hereinafter referred to as "Employee").
	WITNESSETH:
	WHEREAS, Employer is engaged in a very competitive business, where the development and retention of extensive trade secrets and proprietary information is critical to future business success; and
	WHEREAS, Employee, by virtue of its employment with Employer, is involved in the development of, and has access to, this critical business information which information, if it were to get into the hands of competitors of Employer, could do substantial business harm to Employer; and
	WHEREAS, Employer has advised Employee that agreement to the terms of this Agreement, and specifically the non-compete and non-solicitation paragraphs, is an integral part of this Agreement, and Employee acknowledges the importance of the non-compete and non-solicitation paragraphs, and having reviewed the agreement as a whole, is willing to commit to the restrictions as set forth herein;
	NOW, THEREFORE, Employer and Employee, in consideration of the above and the terms and conditions contained herein, hereby mutually agree upon the following terms and conditions.

	1.	Duties.  Employee shall perform the duties of  President, IBP
Enterprises or shall serve in such other capacity and with such other duties for Employer as Employer shall hereafter from time to time prescribe. Employee shall perform all such duties with diligence and thoroughness. Employee shall be subject to and comply with all rules, policies, procedures, supervision and direction of Employer in all matters related to the performance of Employee's duties.
	2.	Term of Employment.  The term of employment shall be for a
period of five (5) years, commencing on the Effective Date of this
Agreement (the "Term"), unless terminated prior thereto in accordance with the provisions of this Agreement.  The obligations of Employee under Paragraphs 8 b), c), d), e), f), g), h), and i) shall continue to apply after the expiration of the Term for the time periods specified in these sections.
	3.	Compensation.  For the services to be performed hereunder,
Employee shall be compensated by Employer at the rate of not less than two hundred and fifty thousand dollars ($250,000) per year payable monthly, and in addition may receive awards under Employer's Cash Bonus
Plan subject to the discretion of the senior management of Employer.
Such compensation will be subject to review from time to time when salaries of other officers and managers of Employer are reviewed for consideration of increases therein.
	4.	Participation in Benefit Programs.  Employee shall be
entitled to participate in any benefit programs generally applicable to officers of Employer adopted by Employer from time to time.
	5.	Limitation on Outside Activities.  Employee shall devote full employment energies, interest, abilities and time (except for personal investments) to the performance of obligations hereunder and shall not, without the written consent of the Chief Executive Officer of the
Company, render to others any service of any kind or engage in any activity which conflicts or interferes with the performance of duties hereunder.
	6.	Ownership of Employee's Inventions.  All ideas, inventions,
and other developments or improvements conceived by Employee, alone or with others, during the term of his employment, whether or not during working hours, that are within the scope of Employer's business operations or that relate to any of Employer's work or projects, are the exclusive property of Employer. Employee agrees to assist Employer, at its expense, to obtain patents on any such patentable ideas, inventions, and other developments, and agrees to execute all documents necessary to obtain such patents in the name of Employer.
	7.	Termination.
		(a) Voluntary Termination. Employee may terminate this Agreement at any time by not less than one year's prior written notice to Employer. Employee shall not be entitled to any compensation from Employer for any period beyond Employee's actual date of termination.
		(b) Employer Right to Voluntary Termination. Employer shall be entitled, at its election and with or without cause, to terminate Employee's employment upon written notice to Employee. Employer shall continue to pay Employee at the rate and in the manner provided in
Paragraph 3 above for a period after such notice of termination equivalent to three (3) months. During the time Employee is being compensated in lieu of continued employment, the Employer shall have the right, at its election, to a) relieve the Employee's duties effective the date of notice of termination, or b) to require the Employee to perform services from time to time on behalf of the Employer during such three (3) month period.
		(c) Incapacity. If Employee is materially incapacitated from fully performing his duties pursuant to this Agreement by reason of illness or other incapacity or by reason of any statute, law, ordinance, regulation, order, judgment or decree, Employer may terminate this
Agreement by 30 days written notice to Employee, but only in the event that such incapacity shall aggregate not less than one hundred twenty
(120) days during any one year.
	8.	Confidential Information, Trade Secrets, Limitation on
Solicitation and Non-Compete Clause.
		(a) Employee shall receive, in addition to all regular compensation for services as described in Section 3 of this Employment Agreement, as additional consideration for signing this Employment
Agreement and for agreeing to abide and be bound by the terms, provisions and restrictions of this Section 8, the following:
		(i) an award of such number of shares of Common Stock of Employer under the terms and conditions of the Employer's IBP
Officer Long-Term Stock Plan and/or 1996 Officer Long-Term Stock
Plan as shall be equal to an aggregate value of $550,000, less
$350,000 previously awarded;

		(ii) a grant of options to purchase an aggregate of ten thousand (10,000) shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Stock Option Plans and each year on the annual grant date for stock options an annual option grant of options to purchase shares of Common Stock of the Employer under the terms and conditions of the Employer's Stock Option Plans which is equal to three times (3x) the annual option level of the Employee's officer-position band option level, provided that the Employee has been on the payroll, whether as an officer or otherwise, at least six months prior to the annual grant date; and

		(iii) the right to receive bonus option grants, pursuant to the terms and conditions made available by the Plans Administration Committee of Employer's Board of Directors, from the employer's stock option plans, upon the Employee's exercise of any options granted to the Employee.

	(b)	Employee recognizes that, as a result of his employment
hereunder (and his employment, if any, with Employer for periods prior to the Effective Date), he has had and will continue to have access to confidential information, trade secrets, proprietary information, intellectual property, and other documents, data, and information concerning methods, processes, controls, techniques, formula, production, distribution, purchasing, financial analysis, returns and reports (in addition if Employee is involved with marketing, sales or procurement he has had and will continue to have access to lists of customers, suppliers, livestock vendors, and accounts, other sensitive information and data regarding the Employer's customers, suppliers, vendors, services, sales, pricing, and costs which are highly confidential and constitute trade secrets or confidential business information) which is the property of and integral to the operations and success of Employer, and therefore agrees to be bound by the provisions of this Section 8, which Employee agrees and acknowledges to be reasonable and to be necessary to protect legitimate and important business interests and concerns of Employer.
		(c)	Employee agrees that he will not divulge to any person,
nor use to the detriment of Employer or any of its subsidiaries, nor use in any business or process of manufacture competitive with or similar to any business or process of manufacture of Employer or any of its subsidiaries, at any time during the term of this Agreement or thereafter, any of the Employer's trade secrets, without first obtaining the express written permission of Employer.  A trade secret shall include any formula, pattern, device or compilation of information used by Employer in its business.  For purposes of this Section 8, the compilation of information shall include, without limitation, the identity of customers and suppliers and information reflecting their interests, preferences, credit-worthiness, likely receptivity to solicitation for participation in various transactions and related information obtained during the course of his employment with Employer.
		(d)	Employee agrees that at the time of leaving the employ
of Employer he will deliver to Employer, and not keep or deliver to anyone else, any and all notebooks, memoranda, documents and, in general, any and all materials relating to Employer's business, or constituting Employer's property.  Employee further agrees that he will not, directly or indirectly, request or advise any customers or suppliers of Employer or any of its subsidiaries to withdraw, curtail or cancel its business with Employer or any of its subsidiaries.
		(e)	During the term of Employee's employment with the
Employer and for a period of one (1) year from the earlier of 1) the termination of Employee's employment for any reason whatsoever, or 2)
the expiration of the Term (it is expressly acknowledged that this clause is intended to survive the expiration of the "Term"), Employee will not directly or indirectly, in the United States, participate in any Position, in any business in direct competition with the business of the Employer.  The term "Position" as used in this section shall include, without limitation, a partner, director, holder of more than 5%
of the outstanding voting shares, principal, executive, officer, manager or any employment or consulting position.  It is acknowledged and agreed that the scope of the clause as set forth above is essential, because 1)
a more restrictive definition of "Position" (e.g. limiting it to the
"same" position within a competitor) will subject the Employer to serious, irreparable harm by allowing competitors to describe positions in ways to evade the operation of this clause, and substantially restrict the protection sought by Employer, and 2) by allowing the
Employee to escape the application of this clause by accepting a position designated as a "lesser" or "different" position with a competitor, the Employer is unable to restrict the Employee from providing valuable information to such competing company to the harm of the Employer.
 		(f)	Employee recognizes that he possesses confidential
information and trade secrets about other employees of Employer and its subsidiaries relating to their education, experience, skills, abilities, salary and benefits, and interpersonal relationships with customers and suppliers of Employer and its subsidiaries. Employee recognizes that the information he possesses about these other employees is not generally known, is of substantial value to Employer in securing and retaining customers and suppliers, and was acquired by Employee because of his business position with Employer. Employee agrees that during his employment hereunder, and for a period of three (3) years from the earlier of 1) the termination of Employee's employment for any reason whatsoever, or 2) the expiration of the Term, Employee shall not, directly or indirectly, solicit or contact any employee or agent of
Employer or any of its subsidiaries, with a view to inducing or encouraging such employee or agent to leave the employ of Employer or any of its subsidiaries, for the purpose of being hired by Employee, an employer affiliated with Employee, or any competitor of Employer or any of its subsidiaries. Employee agrees that he will not convey any such confidential information or trade secrets about other employees to anyone affiliated with Employee or to any competitor of Employer or any of its subsidiaries.
		(g)	Employee acknowledges that the restrictions contained
in this Section 8 are reasonable and necessary to protect Employer's interest in this agreement and that any breach thereof will result in an irreparable injury to Employer for which Employer has no adequate remedy at law.  Employee therefore agrees that, in the event that Employee breaches any of the provisions contained in this Section 8, Employer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief, (iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental and consequential damages arising from such breach.  Employee agrees to reimburse Employer for all reasonable legal fees, as well as costs of defense related to any actions taken by Employer to enforce
Section 8.
		(h)	Employer and Employee have attempted to specify a
reasonable period of time, a reasonable area and reasonable restrictions to which this Section 8 shall apply.  Employer and Employee agree that if a court or administrative body should subsequently determine that the terms of this Section 8 are greater than reasonably necessary to protect Employer's interest, Employer agrees to waive those terms which are found by a court or administrative body to be greater than reasonably necessary to protect Employer's interest and to request that the court or administrative body reform this Agreement specifying a reasonable period of time and such other reasonable restrictions as the court or administrative body deems necessary.
		(i)	Employee further agrees that this Section 8 is an
integral part of this agreement, and that should a court fail or refuse to enforce the restrictions contained herein in the manner expressly provided in Sections 8(a) through 8(g) above, the Employer shall recover from Employee, and the court shall award as damages to the Employer, the consideration (or a pro-rata portion thereof to the extent these provisions are enforced but the time frame is reduced beyond that specified above) provided to and elected by Employee under the terms of
Section 8(a) above (or the monetary equivalent thereof), its costs and its reasonable attorney's fees.
	9.	Modification.  This Agreement contains all the terms and
conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind either of the parties hereto, except for a confidentiality agreement between the parties dated August 16, 1989.
This Agreement cannot be modified except by a writing signed by both parties.
	10.	Assignment.  This Agreement shall be binding upon Employee,
his heirs, executors and assigns and upon Employer, its successors and assigns.
	11.	Applicable Law.  This agreement is made and entered into in
the State of South Dakota. The validity, interpretation, performance and enforcement of this agreement shall be governed by the internal laws of said State of South Dakota, without giving effect to the conflict of laws provisions thereof.
	12. Jurisdiction and Venue of Disputes. The South Dakota First Judicial Circuit shall have jurisdiction and be the venue of all disputes between the Company and Employee, whether such disputes arise from this Agreement or otherwise.
	13. Severability. If, for any reason, any one or more of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
	IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

					IBP, inc.


					By    /s/ Robert L. Peterson
                                    -------------------------

	EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS READ THE ABOVE, AND HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING. EMPLOYEE AGREES
TO THE TERMS AND CONDITIONS OF THIS EMPLOYEE AGREEMENT AS WRITTEN ABOVE.

					         /s/ Larry Shipley
                                       ----------------------
					              (Employee)




Exhibit 10.25

	EMPLOYMENT AGREEMENT

	PRODUCTION AND ADMINISTRATIVE


	This Agreement, effective the 1st day of March, 1997(the
"Effective Date"), by and between IBP, inc., a Delaware corporation (hereinafter referred to as "Employer"), and Richard L. Bond
(hereinafter referred to as "Employee").

	WITNESSETH:
	Employer hereby agrees to employ, or agrees to continue to employ Employee, and Employee agrees to be employed upon the following terms and conditions.

	1.	Duties.  Employee shall perform the duties of President
& COO or shall serve in such other capacity and with such other duties for Employer as Employer shall hereafter from time to time prescribe.
	2.	Term of Employment.  The term of employment shall be for
a period of five (5) years, commencing on the Effective Date of this Agreement, unless terminated prior thereto in accordance with the provisions of this Agreement.
	3.	Compensation.  For the services to be performed
hereunder, Employee shall be compensated by Employer at the rate of not less than Five Hundred Thousand Dollars ($500,000.00) per year payable monthly, and in addition may receive awards under
Employer's Cash Bonus Plan subject to the discretion of the senior management of Employer. Such compensation will be subject to review from time to time when salaries of other officers and managers of Employer are reviewed for consideration of increases therein.
	4.	Participation in Benefit Programs.  Employee shall be
entitled to participate in any benefit programs generally
applicable to officers of Employer adopted by Employer from time to time.
	5.	Limitation on Outside Activities.  Employee shall devote
full employment energies, interest, abilities and time (except for personal investments) to the performance of obligations hereunder and shall not, without the written consent of the Chief Executive
Officer of the Company, render to others any service of any kind or engage in any activity which conflicts or interferes with the performance of duties hereunder.
	6.	Ownership of Employee's Inventions.  All ideas,
inventions, and other developments or improvements conceived by
Employee, alone or with others, during the term of his employment, whether or not during working hours, that are within the scope of Employer's business operations or that relate to any of Employer's work or projects, are the exclusive property of Employer. Employee agrees to assist Employer, at its expense, to obtain patents on any such patentable ideas, inventions, and other developments, and agrees to execute all documents necessary to obtain such patents in the name of Employer.
	7.	Termination.
		(a) Voluntary Termination. Employee may terminate this Agreement at any time by not less than one year's prior written notice to Employer.  Employee shall not be entitled to any
compensation from Employer for any period beyond Employee's actual date of termination.
		(b) Resignation. In the event Employee shall resign from employment at the request of Employer, Employer shall compensate Employee at the rate and in the manner provided in
Paragraph 3 above for a period after termination equivalent to the lesser of (i) one year, or (ii) the remainder of the term of this Agreement. During the time Employee is being compensated in lieu of continued employment, the Employer shall have the right to require the Employee to perform consulting services from time to time on behalf of the Employer.  Any out-of-pocket expenses
associated with any such assignment shall be, upon proper
documentation, reimbursed by Employer to Employee.  In the event
Employer compensates Employee in lieu of continued employment, all remuneration or wages earned by Employee during such period, either as an employee, independent contractor or consultant to any person, firm, or corporation other than Employer, shall be a set-off to Employer's duty of compensation to Employee.
		(c) Company Termination. In the event Employer shall conclude, in its sole discretion, that it is no longer in the interest of the Company to continue the employment of Employee, the Employer may terminate this Agreement, and Employer shall have no further obligation to pay compensation to Employee after the effective date of termination.
		(d)  Incapacity.  If Employee is materially
incapacitated from fully performing his  or her duties pursuant to this Agreement by reason of illness or other incapacity or by reason of any statute, law, ordinance, regulation, order, judgment or decree, Employer may terminate this Agreement by 30 days written notice to Employee, but only in the event that such incapacity shall aggregate not less than one hundred twenty (120) days during any one year.
	8.	Confidential Information, Trade Secrets, Limitation on
Solicitation and Non-Compete Clause.
		(a) Employee shall receive, in addition to all regular compensation for services as described in Section 3 of this Employment Agreement, as additional consideration for signing this Employment Agreement and for agreeing to abide and be bound by the terms, provisions and restrictions of this Section 8, the following:
			(i) an award of such number of shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Officer Long-Term Stock Plan and/or 1996 Officer Long-Term Stock Plan as shall be equal to an aggregate value of $650,000 less amounts due to restrictions on promotional grants (see Employee Award Letter);

			(ii) a grant of options to purchase an aggregate of
                  Fourteen Thousand Nine Hundred (14,900) shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Stock Option Plans and each year on the annual grant date for stock options an annual option grant of options to purchase shares of Common Stock of the Employer which is equal to three times (3x) the annual option level of the Employee's officer-position band option level, provided that the Employee has been on the payroll, whether as an officer or otherwise, at least six months prior to the annual grant date; and

			(iii) the right to receive bonus option grants,
                  pursuant to the terms and conditions made available by the Plans Administration Committee of Employer's Board of Directors, from the Employer's Stock Option Plans, upon the Employee's exercise of any options granted to the Employee.

		(b)	Employee recognizes that, as a result of his
employment hereunder (and his employment, if any, with Employer for periods prior to the Effective Date), he has had and will continue to have access to confidential information, trade secrets,
proprietary information, intellectual property, and other
documents, data, and information concerning methods, processes, controls, techniques, formulae, production, distribution,
purchasing, financial analysis, returns and reports which is the property of and integral to the operations and success of Employer, and therefore agrees to be bound by the provisions of this Section
8, which Employee agrees and acknowledges to be reasonable and to be necessary to protect legitimate and important business interests and concerns of Employer.
		(c)	Employee agrees that he will not divulge to any
person, nor use to the detriment of Employer or any of its
subsidiaries, nor use in any business or process of manufacture competitive with or similar to any business or process of manufacture of Employer or any of its subsidiaries, at any time during the term of this Agreement or thereafter, any of the
Employer's trade secrets, without first obtaining the express written permission of Employer.  A trade secret shall include any formula, pattern, device or compilation of information used by
Employer in its business.  For purposes of this Section 8, the compilation of information shall include, without limitation, the identity of customers and suppliers and information reflecting their interests, preferences, credit-worthiness, likely receptivity to solicitation for participation in various transactions and related information obtained during the course of his employment with Employer.
		(d)	Employee agrees that at the time of leaving the
employ of Employer he will deliver to Employer, and not keep or deliver to anyone else, any and all notebooks, memoranda, documents and, in general, any and all materials relating to Employer's business, or constituting Employer's property.  Employee further agrees that he will not, directly or indirectly, request or advise any customers or suppliers of Employer or any of its subsidiaries to withdraw, curtail or cancel its business with Employer or any of its subsidiaries.
		(e)	During the term of Employee's employment with the
Employer and for a period of one (1) year from the termination of Employee's employment for any reason whatsoever, Employee (i) will not directly or indirectly, in the United States, own, manage, operate, control, or participate in as a partner, director, holder of more than 5% of the outstanding voting shares, principal or officer, any business in direct competition with the business of the Employer and (ii) will not accept employment or be employed by any such firm or corporation in any position where he would perform services materially similar to those which he has provided for
Employer during the term hereof.
		(f)	Employee recognizes that he possesses confidential
information and trade secrets about other employees of Employer and its subsidiaries relating to their education, experience, skills, abilities, salary and benefits, and interpersonal relationships with customers and suppliers of Employer and its subsidiaries.
Employee recognizes that the information he possesses about these other employees is not generally known, is of substantial value to Employer in securing and retaining customers and suppliers, and was acquired by Employee because of his business position with
Employer.  Employee agrees that during his employment hereunder, and for a period of three (3) years thereafter, Employee shall not, directly or indirectly, solicit or contact any employee or agent of Employer or any of its subsidiaries, with a view to inducing or encouraging such employee or agent to leave the employ of Employer or any of its subsidiaries, for the purpose of being hired by
Employee, an employer affiliated with Employee, or any competitor of Employer or any of its subsidiaries.  Employee agrees that he will not convey any such confidential information or trade secrets about other employees to anyone affiliated with Employee or to any competitor of Employer or any of its subsidiaries.
		(g)	Employee acknowledges that the restrictions
contained in this Section 8 are reasonable and necessary to protect Employer's interest in this agreement and that any breach thereof will result in an irreparable injury to Employer for which Employer has no adequate remedy at law.  Employee therefore agrees that, in the event that Employee breaches any of the provisions contained in this Section 8, Employer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary
restraining order, (ii) preliminary and permanent injunctive relief, (iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental and
consequential damages arising from such breach.
		(h)	Employer and Employee have attempted to specify a
reasonable period of time, a reasonable area and reasonable
restrictions to which this Section 8 shall apply.  Employer and
Employee agree that if a court or administrative body should subsequently determine that the terms of this Section 8 are greater than reasonably necessary to protect Employer's interest, Employer agrees to waive those terms which are found by a court or
administrative body to be greater than reasonably necessary to protect Employer's interest and to request that the court or administrative body reform this Agreement specifying a reasonable period of time and such other reasonable restrictions as the court or administrative body deems necessary.
		(i)	Employee further agrees that this Section 8 is an
integral part of this agreement, and that should a court fail or refuse to enforce the restrictions contained herein in such a manner as to effectively enjoin competitive activity, the Employer shall recover from Employee, and the court shall award as damages to the Employer, the consideration provided to and elected by
Employee under the terms of Section 8(a) above (or the monetary equivalent thereof), its costs and its reasonable attorney's fees.
	9.	Modification.  This Agreement contains all the terms and
conditions agreed upon by the parties hereto, and no other
agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind either of the parties hereto, except for a confidentiality agreement between the parties dated February 1, 1980.  This Agreement cannot be modified except by a writing signed by both parties.
	10.	Assignment.  This Agreement shall be binding upon
Employee, his heirs, executors and assigns and upon Employer, its successors and assigns.
	11.	Applicable Law.  This agreement is made and entered into
in the State of South Dakota.   The validity, interpretation,
performance and enforcement of this agreement shall be governed by the internal laws of said State of South, without giving effect to the conflict of laws provisions thereof.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

					IBP, inc.


					By  /s/ Robert L. Peterson
                                  -------------------------


  					    /s/ Richard L. Bond
                                  -------------------------
					          (Employee)



Exhibit 10.26

	EMPLOYMENT AGREEMENT

	PRODUCTION AND ADMINISTRATIVE


	This Agreement, effective the 1st day of March, 1997(the
"Effective Date"), by and between IBP, inc., a Delaware corporation (hereinafter referred to as "Employer"), and Eugene D. Leman
(hereinafter referred to as "Employee").

	WITNESSETH:
	Employer hereby agrees to employ, or agrees to continue to employ Employee, and Employee agrees to be employed upon the following terms and conditions.

	1.	Duties.  Employee shall perform the duties of President -
Fresh Meats or shall serve in such other capacity and with such other duties for Employer as Employer shall hereafter from time to time prescribe.
	2.	Term of Employment.  The term of employment shall be for
a period of five (5) years, commencing on the Effective Date of this Agreement, unless terminated prior thereto in accordance with the provisions of this Agreement.
	3.	Compensation.  For the services to be performed
hereunder, Employee shall be compensated by Employer at the rate of not less than Three Hundred Fifteen Thousand Dollars ($315,000.00)
per year payable monthly, and in addition may receive awards under Employer's Cash Bonus Plan subject to the discretion of the senior management of Employer. Such compensation will be subject to review from time to time when salaries of other officers and managers of Employer are reviewed for consideration of increases therein.
	4.	Participation in Benefit Programs.  Employee shall be
entitled to participate in any benefit programs generally
applicable to officers of Employer adopted by Employer from time to time.
	5.	Limitation on Outside Activities.  Employee shall devote
full employment energies, interest, abilities and time (except for personal investments) to the performance of obligations hereunder and shall not, without the written consent of the Chief Executive
Officer of the Company, render to others any service of any kind or engage in any activity which conflicts or interferes with the performance of duties hereunder.
	6.	Ownership of Employee's Inventions.  All ideas,
inventions, and other developments or improvements conceived by
Employee, alone or with others, during the term of his employment, whether or not during working hours, that are within the scope of Employer's business operations or that relate to any of Employer's work or projects, are the exclusive property of Employer. Employee agrees to assist Employer, at its expense, to obtain patents on any such patentable ideas, inventions, and other developments, and agrees to execute all documents necessary to obtain such patents in the name of Employer.
	7.	Termination.
		(a) Voluntary Termination. Employee may terminate this Agreement at any time by not less than one year's prior written notice to Employer.  Employee shall not be entitled to any
compensation from Employer for any period beyond Employee's actual date of termination.
		(b) Resignation. In the event Employee shall resign from employment at the request of Employer, Employer shall compensate Employee at the rate and in the manner provided in
Paragraph 3 above for a period after termination equivalent to the lesser of (i) one year, or (ii) the remainder of the term of this Agreement. During the time Employee is being compensated in lieu of continued employment, the Employer shall have the right to require the Employee to perform consulting services from time to time on behalf of the Employer.  Any out-of-pocket expenses
associated with any such assignment shall be, upon proper
documentation, reimbursed by Employer to Employee.  In the event
Employer compensates Employee in lieu of continued employment, all remuneration or wages earned by Employee during such period, either as an employee, independent contractor or consultant to any person, firm, or corporation other than Employer, shall be a set-off to Employer's duty of compensation to Employee.
		(c) Company Termination. In the event Employer shall conclude, in its sole discretion, that it is no longer in the interest of the Company to continue the employment of Employee, the Employer may terminate this Agreement, and Employer shall have no further obligation to pay compensation to Employee after the effective date of termination.
		(d)  Incapacity.  If Employee is materially
incapacitated from fully performing his  or her duties pursuant to this Agreement by reason of illness or other incapacity or by reason of any statute, law, ordinance, regulation, order, judgment or decree, Employer may terminate this Agreement by 30 days written notice to Employee, but only in the event that such incapacity shall aggregate not less than one hundred twenty (120) days during any one year.
	8.	Confidential Information, Trade Secrets, Limitation on
Solicitation and Non-Compete Clause.
		(a) Employee shall receive, in addition to all regular compensation for services as described in Section 3 of this Employment Agreement, as additional consideration for signing this Employment Agreement and for agreeing to abide and be bound by the terms, provisions and restrictions of this Section 8, the following:
			(i) an award of such number of shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Officer Long-Term Stock Plan and/or 1996 Officer Long-Term Stock Plan as shall be equal to an aggregate value of $550,000 less amounts due to restrictions on promotional grants (see Employee Award Letter);

			(ii) a grant of options to purchase an aggregate of
                  Five Thousand (5,000) shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Stock Option Plans and each year on the annual grant date for stock options an annual option grant of options to purchase shares of Common Stock of the Employer which is equal to three times (3x) the annual option level of the Employee's officer-position band option level, provided that the Employee has been on the payroll, whether as an officer or otherwise, at least six months prior to the annual grant date; and

			(iii) the right to receive bonus option grants,
                  pursuant to the terms and conditions made available by the Plans Administration Committee of Employer's Board of Directors, from the Employer's Stock Option Plans, upon the Employee's exercise of any options granted to the Employee.

		(b)	Employee recognizes that, as a result of his
employment hereunder (and his employment, if any, with Employer for periods prior to the Effective Date), he has had and will continue to have access to confidential information, trade secrets,
proprietary information, intellectual property, and other
documents, data, and information concerning methods, processes, controls, techniques, formulae, production, distribution,
purchasing, financial analysis, returns and reports which is the property of and integral to the operations and success of Employer, and therefore agrees to be bound by the provisions of this Section
8, which Employee agrees and acknowledges to be reasonable and to be necessary to protect legitimate and important business interests and concerns of Employer.
		(c)	Employee agrees that he will not divulge to any
person, nor use to the detriment of Employer or any of its
subsidiaries, nor use in any business or process of manufacture competitive with or similar to any business or process of manufacture of Employer or any of its subsidiaries, at any time during the term of this Agreement or thereafter, any of the
Employer's trade secrets, without first obtaining the express written permission of Employer.  A trade secret shall include any formula, pattern, device or compilation of information used by
Employer in its business.  For purposes of this Section 8, the compilation of information shall include, without limitation, the identity of customers and suppliers and information reflecting their interests, preferences, credit-worthiness, likely receptivity to solicitation for participation in various transactions and related information obtained during the course of his employment with Employer.
		(d)	Employee agrees that at the time of leaving the
employ of Employer he will deliver to Employer, and not keep or deliver to anyone else, any and all notebooks, memoranda, documents and, in general, any and all materials relating to Employer's business, or constituting Employer's property.  Employee further agrees that he will not, directly or indirectly, request or advise any customers or suppliers of Employer or any of its subsidiaries to withdraw, curtail or cancel its business with Employer or any of its subsidiaries.
		(e)	During the term of Employee's employment with the
Employer and for a period of one (1) year from the termination of Employee's employment for any reason whatsoever, Employee (i) will not directly or indirectly, in the United States, own, manage, operate, control, or participate in as a partner, director, holder of more than 5% of the outstanding voting shares, principal or officer, any business in direct competition with the business of the Employer and (ii) will not accept employment or be employed by any such firm or corporation in any position where he would perform services materially similar to those which he has provided for
Employer during the term hereof.
		(f)	Employee recognizes that he possesses confidential
information and trade secrets about other employees of Employer and its subsidiaries relating to their education, experience, skills, abilities, salary and benefits, and interpersonal relationships with customers and suppliers of Employer and its subsidiaries.
Employee recognizes that the information he possesses about these other employees is not generally known, is of substantial value to Employer in securing and retaining customers and suppliers, and was acquired by Employee because of his business position with
Employer.  Employee agrees that during his employment hereunder, and for a period of three (3) years thereafter, Employee shall not, directly or indirectly, solicit or contact any employee or agent of Employer or any of its subsidiaries, with a view to inducing or encouraging such employee or agent to leave the employ of Employer or any of its subsidiaries, for the purpose of being hired by
Employee, an employer affiliated with Employee, or any competitor of Employer or any of its subsidiaries.  Employee agrees that he will not convey any such confidential information or trade secrets about other employees to anyone affiliated with Employee or to any competitor of Employer or any of its subsidiaries.
		(g)	Employee acknowledges that the restrictions
contained in this Section 8 are reasonable and necessary to protect Employer's interest in this agreement and that any breach thereof will result in an irreparable injury to Employer for which Employer has no adequate remedy at law.  Employee therefore agrees that, in the event that Employee breaches any of the provisions contained in this Section 8, Employer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary
restraining order, (ii) preliminary and permanent injunctive relief, (iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental and
consequential damages arising from such breach.
		(h)	Employer and Employee have attempted to specify a
reasonable period of time, a reasonable area and reasonable
restrictions to which this Section 8 shall apply.  Employer and
Employee agree that if a court or administrative body should subsequently determine that the terms of this Section 8 are greater than reasonably necessary to protect Employer's interest, Employer agrees to waive those terms which are found by a court or
administrative body to be greater than reasonably necessary to protect Employer's interest and to request that the court or administrative body reform this Agreement specifying a reasonable period of time and such other reasonable restrictions as the court or administrative body deems necessary.
		(i)	Employee further agrees that this Section 8 is an
integral part of this agreement, and that should a court fail or refuse to enforce the restrictions contained herein in such a manner as to effectively enjoin competitive activity, the Employer shall recover from Employee, and the court shall award as damages to the Employer, the consideration provided to and elected by
Employee under the terms of Section 8(a) above (or the monetary equivalent thereof), its costs and its reasonable attorney's fees.
	9.	Modification.  This Agreement contains all the terms and
conditions agreed upon by the parties hereto, and no other
agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind either of the parties hereto, except for a confidentiality agreement between the parties dated October 29, 1981.  This Agreement cannot be modified except by a writing signed by both parties.
	10.	Assignment.  This Agreement shall be binding upon
Employee, his heirs, executors and assigns and upon Employer, its successors and assigns.
	11.	Applicable Law.  This agreement is made and entered into
in the State of South Dakota.   The validity, interpretation,
performance and enforcement of this agreement shall be governed by the internal laws of said State of South, without giving effect to the conflict of laws provisions thereof.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

					IBP, inc.


					By   /s/ Robert L. Peterson
                                   -------------------------


					     /s/ Eugene D. Leman
                                   -------------------------
					          (Employee)